UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 29, 2000
                                                 -------------------------------


                                   USCI, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-22282                 13-3702647
-----------------------------     ----------------    --------------------------
(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation)                  file number)       Identification Number)


                 5555 Triangle Parkway, Norcross, Georgia 30092
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (678) 268-2300
                 -----------------------------------------------
              (Registrant's telephone number, including area code)



         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a) (i) On December 29, 2000, Arthur Andersen LLP notified USCI, Inc. (the "Company") that it was resigning as the Company's independent accountant.


     (ii) Arthur Andersen LLP's reports on the financial statements for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or disclaimer, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports for both years contained a "going concern" paragraph.

     (iii) Not applicable.

     (iv) During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Arthur Andersen LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur
          Andersen LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

          (A)  Not applicable.

          (B)  Not applicable.

          (C)  Not applicable.

     (v) During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Arthur Andersen LLP, there have been no reportable events of the type required to be disclosed by
          Item 304(a)(1)(v) of Regulation S-K.

(b)  Not applicable.

(c) The Company has provided Arthur Andersen LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Arthur Andersen LLP review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USCI, INC.

Dated: January 8, 2001
                                              By: /s/ Lee Feist
                                                 -------------------------------
                                                  Lee Feist
                                                  President and Chief Executive
                                                  Officer